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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  May 10, 1996

                             ATLANTIC REALTY TRUST
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             (Exact name of registrant as specified in its charter)

                                    MARYLAND
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                 (State or other jurisdiction of incorporation)

            0-27562                                      13-3849655
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    (Commission File Number)                  (IRS Employer Identification No.)

     747 Third Avenue, New York, New York                       10017
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   (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code      (212) 355-1255
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         (Former name or former address, if changed since last report)
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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

           (a) Financial Statements of Businesses Acquired.

           The registrant asserts that it is impracticable at this time to provide the financial statements required by this Item 7. The registrant intends to file all financial statements required by this item on or prior to July 29, 1996.

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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  ATLANTIC REALTY TRUST
                                  (Registrant)



Date:  May 28, 1996               By:  /s/Edwin R. Frankel
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                                       Edwin R. Frankel, Executive Vice
                                       President, Chief Financial Officer and
                                       Secretary






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                                 EXHIBIT INDEX

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99.1             Press Release of Registrant dated May 10, 1996

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